Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Investors: Antonella Franzen (609) 720-4665 Ryan Edelman (609) 720-4545 Media: Fraser Engerman (414) 524-2733

Johnson Controls Announces Agreement To Sell Power Solutions Business For $13.2 Billion

•	Attractive valuation yields net proceeds of $11.4 billion and provides financial flexibility for shareholder-centric capital allocation

•	Transaction creates a pure-play building technologies and solutions provider positioned to deliver shareholder value

CORK, Ireland, November 13, 2018 — Johnson Controls International plc (NYSE: JCI) today announced a definitive agreement to sell its Power Solutions business to Brookfield Business Partners L.P. (NYSE:BBU) (TSX:BBU.UN) (“Brookfield Business Partners”) together with institutional partners (collectively, “Brookfield”) including Caisse de dépôt et placement du Québec in a cash transaction valued at $13.2 billion.

“Today’s announcement marks a significant milestone in the ongoing transformation of the Johnson Controls portfolio,” said chairman and chief executive officer George Oliver. “The sale of our Power Solutions business will create value for investors by streamlining our portfolio and giving us increased financial flexibility to strengthen our balance sheet, return capital to shareholders and create optionality in our Buildings business. This focused portfolio will allow us to capitalize on secular growth trends and to deliver strong financial performance through improved free cash flow conversion, lower capital intensity and continued margin expansion.”

Net cash proceeds are expected to be $11.4 billion after tax and transaction-related expenses.

The Company expects to deploy $3.0 to $3.5 billion of proceeds towards debt paydown and retain an investment grade credit rating. The remaining proceeds will be available to return to shareholders, with more specific details to be announced around the close of the transaction.

Mr. Oliver continued, “With this transaction, Johnson Controls becomes a pure-play building technologies and solutions provider that is better positioned to lead the integration and evolution of the connected building and to capture strategic opportunities in the HVAC industry. I would like to thank the Power Solutions team for their significant contributions over the years and their dedication throughout the strategic review process.”

Johnson Controls’ Power Solutions business is a world-leader working in partnership with its customers to meet increasing electrification requirements in vehicles. Our 15,000 Power Solutions employees create, manufacture, and distribute the most advanced battery technologies for virtually every type of vehicle. These technologies deliver uniquely sustainable, next-generation performance.

In fiscal 2018, Power Solutions generated $8.0 billion in revenue and $1.68 billion in earnings before interest, taxes, depreciation and amortization (“EBITDA”). The transaction price of $13.2 billion represents a multiple of 7.9x trailing twelve month EBITDA.

The transaction is expected to close by June 30, 2019, subject to customary closing conditions and required regulatory approvals. Power Solution’s operating results will be reported in discontinued operations beginning in the first fiscal quarter of 2019.

Centerview Partners and Barclays served as financial advisors to Johnson Controls, and Simpson Thacher served as legal advisors.

CONFERENCE CALL DETAILS

The company will host a conference call at 9:00 a.m. EST to discuss the transaction.

When: Tuesday, Nov. 13, 2018 at 9:00 to 9:30 a.m. EST

How: The conference call for investors can be accessed in the following ways:

•	Live via webcast at http://investors.johnsoncontrols.com/news-and-events/events-and-presentations

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Live via telephone (for “listen-only” participants and those who would like to ask a question) – by dialing 888-324-9610 (in the United States) or 630-395-0255 (outside the United States), passcode “Johnson Controls.”

Replay: The replay can be accessed in the following ways

•	Replay via webcast - if you are unable to participate during the live webcast, the call will be archived at http://investors.johnsoncontrols.com/news-and-events/events-and-presentations

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Replay via telephone – by dialing 800-283-9442 (in the United States) or 402-998-0895 (outside the United States), passcode 58237, from 10:30 a.m. (ET) on Nov. 13, 2018, until 9:29 p.m. (ET) on Nov. 20, 2018.

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About Johnson Controls:

Johnson Controls is a global diversified technology and multi industrial leader serving a wide range of customers in more than 150 countries. Our 120,000 employees create intelligent buildings, efficient energy solutions, integrated infrastructure and next generation transportation systems that work seamlessly together to deliver on the promise of smart cities and communities. Our commitment to sustainability dates back to our roots in 1885, with the invention of the first electric room thermostat. We are committed to helping our customers win and creating greater value for all of our stakeholders through strategic focus on our buildings and energy growth platforms. For additional information, please visit http://www.johnsoncontrols.com or follow us @johnsoncontrols on Twitter.

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Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this communication, statements regarding Johnson Controls’ future financial position, sales, costs, earnings, cash flows, other measures of results of operations, synergies and integration opportunities, capital expenditures and debt levels are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions such as the merger with Tyco and the spin-off of Adient, changes in tax laws (including but not limited to the recently enacted Tax Cuts and Jobs Act), regulations, rates, policies or interpretations, the loss of key senior management, the tax treatment of recent portfolio transactions, significant transaction costs and/or unknown liabilities associated with such transactions, the outcome of actual or potential litigation relating to such transactions, the risk that disruptions from recent transactions will harm Johnson Controls’ business, the strength of the U.S. or other economies, changes to laws or policies governing foreign trade, including increased tariffs or trade restrictions, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency rates, cancellation of or changes to commercial arrangements, and with respect to the disposition of the Power Solutions business, the expected financial impact and timing of the Power Solutions disposition, whether and when the required regulatory approvals for the Power Solutions disposition will be obtained, the possibility that closing conditions for the Power Solutions disposition may not be satisfied or waived, and whether the strategic benefits of the Power Solutions transaction can be achieved. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in Johnson Controls’ Annual Report on Form 10-K for the 2017 fiscal year filed with the SEC on November 21, 2017, and its Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2017, March 31, 2018 and June 30, 2018 filed with the SEC on February 2, 2018, May 3, 2018 and August 2, 2018, respectively, which are and available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Non-GAAP Financial Information

The Company’s press release contains financial information regarding earnings before interest, taxes, depreciation and amortization, which is a non-GAAP measure. Management believes the use of non-GAAP measures, including EBITDA, provides increased transparency and assists investors in understanding the underlying operating performance of the business. This metric should be considered in addition to, and not as replacements for, the most comparable GAAP measure. See below for non-GAAP reconciliation.

Power
Solutions
2018
Segment earnings before interest, taxes and amortization (EBITA), as reported	$1,417
Adjusting items:
Transaction costs	8
Restructuring costs and discontinued operations losses in equity income	7

Adjusted segment EBITA	$1,432
Depreciation	248

Segment earnings before interest, taxes, depreciation and amortization (EBITDA)	$1,680

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